--------------------------------------------------------------------------------
                  THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------




                                                                January 31, 1998

Dear Trust Shareholder:

      U.S. fixed income investors have been rewarded with solid total returns over the past twelve months ended December 31, 1997, as low inflation despite strong economic growth drove Treasury yields lower.

      The economy has shown some signs of slowing, which BlackRock expects may persist as recessions in the emerging Asian economies and Japan will moderate U.S. growth. We do not see immediate signs of inflationary pressure nor do we anticipate an imminent change in monetary policy by the Federal Reserve. Our longer-term outlook for the bond market remains optimistic, based on the fundamentally favorable backdrop of slower economic growth, low inflation and declining Treasury borrowing.

      There are exciting developments occurring at BlackRock that we would like to share with you. As you may know, BlackRock was acquired by PNC Bank, N.A. in 1995. In early 1998 the five investment management firms that comprise the PNC Asset Management Group were consolidated under the BlackRock umbrella. This will result in BlackRock Inc. becoming a $100 billion money management firm ranking it among the 25 largest in the country. We look forward to using our global investment management expertise to present exciting investment opportunities to closed-end fund shareholders in the future.

      This report contains detailed market and portfolio strategy commentary by your Trust's managers in addition to the Trust's audited financial statements and a detailed portfolio listing. We thank you for your continued investment in the Trust and wish you a successful new year.

Sincerely,

/s/Laurence D. Fink                                      /s/Ralph L. Schlosstein
-------------------                                      -----------------------
Laurence D. Fink                                         Ralph L. Schlosstein
Chairman                                                 President

                                                                January 31, 1998

Dear Shareholder:

      We are pleased to present the annual report for The BlackRock Municipal Target Term Trust Inc. ("the Trust") for the year ended December 31, 1997. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BMN". The Trust's investment objective is to manage a portfolio of municipal debt securities that will return $10 per share (an amount equal to the Trust's initial public offering price) to investors on or about December 31, 2006, while providing high current income exempt from regular federal income tax. The Trust seeks to achieve this objective by investing in high credit quality ("AAA" or insured to "AAA") tax-exempt general obligation and revenue bonds issued by city, county and state municipalities throughout the United States.

      The table below summarizes the changes in the Trust's stock price and net asset value over the past year:

--------------------------------------------------------------------------------
                           12/31/97    12/31/96    CHANGE      HIGH        LOW
--------------------------------------------------------------------------------
  STOCK PRICE               $11.00      $10.25      7.32%     $11.00     $10.125
--------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)     $11.22      $10.96      2.37%     $11.07     $10.73
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

      The U.S. economy exhibited strong growth and low inflation during 1997, pushing bond yields below 6% for the first time since early 1996. Fueled by increased consumer spending and low unemployment, growth was robust. The primary inflation indicators, consumer and producer prices, remained dormant throughout the period and unemployment rate remained low. After increasing the Fed Funds Rate to 5.50% in March, the Federal Reserve left the rate unchanged for the remainder of the year, as the combination of slowing domestic growth and the economic turmoil in Asia threatened to exert deflationary pressures on the U.S. economy.

      The positive momentum has continued into the early days of 1998 based, in part, on the possibility of early elimination of the budget deficit and on comments by Fed Chairman Greenspan that deflation was an issue. New home sales recently hit a new cyclical peak, the employment picture remains very strong and consumer confidence and spending remain high. Despite the strong growth, current and future inflation both appear to be controlled.

      Municipal bonds, as measured by the LEHMAN MUNICIPAL BOND INDEX, posted a 9.20% total return for the year, versus 9.68% for the taxable bond market (measured by the LEHMAN AGGREGATE INDEX). The substantial decline in municipal interest rates resulted in 1997 being the third largest issuance year on record (a 19% increase over 1996), which negatively impacted municipal bond performance. After keeping pace with the Treasury market rally in the second quarter, municipals cheapened in relation to Treasuries during the latter half of the year due to reduced participation by retail investors at lower interest rate levels and increased supply.

      Looking forward, we expect issuance of municipal securities in 1998 to be similar to 1997 levels, with an increase in new supply being offset by a decrease in refunding supply. BlackRock remains focused on high quality municipal securities, because the yield advantage of purchasing lower rated securities remains marginal. The strong state of the economy is expected to continue, providing strong fundamentals for municipal issuers. We expect to see more discussions about tax reform towards the end of the first quarter of 1998, which may create buying opportunities.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      The Trust's portfolio is actively managed to diversify exposure across various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons. Portfolio trading activity was very low during 1997, as a majority of the bonds in the portfolio are trading at prices which, if sold, would result in a taxable capital gain. Additionally, as these bonds were purchased in higher interest rate environments. Were they to be sold, the Trust would be forced to reinvest the proceeds in lower yielding securities. Both of these factors led us to decide that the most prudent investment strategy for 1997 was to maintain the current portfolio structure.

      Additionally, the Trust employs leverage to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. The Trust has experienced favorable short-term municipal rates over the past year. The Federal Reserve's decision to raise the Fed funds target rate in March 1997 did not significantly impact the short end of the municipal yield curve, allowing the rates the Trust pays to preferred shareholders (the Trust's leverage cost) to remain affordable.

      The following charts compare the Trust's current and December 31, 1996 asset composition:
--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
--------------------------------------------------------------------------------
   SECTOR                                DECEMBER 31, 1997    DECEMBER 31, 1996
--------------------------------------------------------------------------------
   City, County and State                       21%                    22%
--------------------------------------------------------------------------------
   Hospital                                     15%                    15%
--------------------------------------------------------------------------------
   Tax Revenue                                  14%                    13%
--------------------------------------------------------------------------------
   Transportation                               14%                    14%
--------------------------------------------------------------------------------
   Water & Sewer                                11%                    10%
--------------------------------------------------------------------------------
   Lease Revenue                                8%                      7%
--------------------------------------------------------------------------------
   Utility/Power                                8%                      8%
--------------------------------------------------------------------------------
   Education                                    5%                      4%
--------------------------------------------------------------------------------
   Other                                        3%                      3%
--------------------------------------------------------------------------------
   Pollution Control/Resource Recovery          1%                      2%
--------------------------------------------------------------------------------
   Building                                     --                      2%
--------------------------------------------------------------------------------

      We appreciate your continued confidence and look forward to managing The BlackRock Municipal Target Term Trust Inc. in the coming years to realize its investment objectives. Please feel free to contact the mutual fund specialists at BlackRock's marketing center at (800) 227-7BFM (7236) if you have any questions that weren't answered in this report.

Additionally, you can reach us via e-mail at CLOSEDEND_FUNDS@BLACKROCK.COM.

Sincerely,

/s/Robert S. Kapito                      /s/ Kevin Klingert
-------------------                      ------------------
Robert S. Kapito                         Kevin Klingert
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager
BlackRock Financial Management, Inc.     BlackRock Financial Management, Inc.

================================================================================
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
--------------------------------------------------------------------------------
   Symbol on New York Stock Exchange:                                 BMN
--------------------------------------------------------------------------------
   Initial Offering Date:                                     September 27, 1991
--------------------------------------------------------------------------------
   Closing Stock Price as of 12/31/97:                              $11.00
--------------------------------------------------------------------------------
   Net Asset Value as of 12/31/97:                                  $11.22
--------------------------------------------------------------------------------
   Yield on Closing Stock Price as of 12/31/97 ($11.00)1:             5.59%
--------------------------------------------------------------------------------
   Current Monthly Distribution per Common Share:2                  $ 0.05125
--------------------------------------------------------------------------------
   Current Annualized Distribution per Common Share:2               $ 0.6150
================================================================================

1Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

2Distribution is not constant and is subject to change.

=====================================================================================================================
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------------------------
                                                                                              OPTION
           PRINCIPAL                                                                           CALL
 RATING*    AMOUNT                                                                           PROVISIONS++      VALUE
(UNAUDITED)  (000)                                 DESCRIPTION                                (UNAUDITED)    (NOTE 1)
---------------------------------------------------------------------------------------------------------------------
                    LONG-TERM INVESTMENTS--142.0%
                     ALABAMA--1.0%
                     Hoover Brd. of Ed. Spl. Tax. Wts., G.O., AMBAC,
   AAA      $1,700      6.50%, 2/01/01+ .............................................      No Opt. Call    $ 1,846,506
   AAA       1,815      6.60%, 2/01/01+ .............................................      No Opt. Call      1,976,589
   AAA       1,025      6.625%, 2/01/01+ ............................................      No Opt. Call      1,116,994
                                                                                                           -----------
                                                                                                             4,940,089
                                                                                                           -----------
                     ALASKA--3.9%
   AAA       7,500   Anchorage Elec. Util. Rev., 7.125%, 6/01/06, MBIA ..............       6/99 at 102      7,957,050
   AAA       4,845   Fairbanks Mun. Util. Auth. Rev., Ser. A,
                        7.10%, 1/01/05, AMBAC .......................................       1/99 at 102      5,081,436
   AAA       9,000   No. Slope Boro., Ser. B, Zero Coupon, 6/30/04, FSA .............      No Opt. Call      6,733,080
                                                                                                           -----------
                                                                                                            19,771,566
                                                                                                           -----------
                     ARIZONA--1.1%
   AAA       5,010   Tucson Bus. Dev. Fin. Corp. Lease Rev.,
                        6.25%, 7/01/06, FGIC ........................................       7/02 at 102      5,489,858
                                                                                                           -----------
                     CALIFORNIA--4.9%
   AAA       6,000   California St., G.O., 6.30%, 9/01/06, AMBAC ....................      No Opt. Call      6,851,520
   AAA       1,910   California St., Pub. Wrks. Rev., Ser. A,
                        6.20%, 12/01/06, AMBAC ......................................      12/02 at 102      2,101,860
   AAA       4,000   Glendale Hosp. Rev., Adventist Hlth. Ctr., Ser. A,
                        6.50%, 3/01/07, MBIA ........................................      3/01 at 102
                                                                                                           -----------
                                                                                                             4,326,520
                                                                                                           -----------
                     Los Angeles Wst. Wtr. Sys. Rev., MBIA,
   AAA       5,570      5.625%, 6/01/07 .............................................       6/03 at 102      5,975,774
   AAA       3,320      Ser. D, 6.60%, 12/01/00 .....................................      No Opt. Call      3,618,169
   AAA       3,500   San Joaquin Hills Tran. Agcy. Toll Rd. Rev., Ser. A,
                        Zero Coupon, 1/15/07, MBIA ..................................      No Opt. Call      2,317,350
                                                                                                           -----------
                                                                                                            25,191,193
                                                                                                           -----------
                     COLORADO--2.0%
                     Denver City & Cnty. Wtr. Brd. Rev., C.O.P., FGIC,
   AAA       3,410      6.50%, 11/15/05 .............................................      11/01 at 101      3,720,583
   AAA       1,875      6.60%, 11/15/06 .............................................      11/01 at 101      2,048,888
   AAA       3,865      6.625%, 11/15/07 ............................................      11/01 at 101      4,226,841
                                                                                                           -----------
                                                                                                             9,996,312
                                                                                                           -----------
                     DISTRICT OF COLUMBIA--1.8%
   AAA       8,250   District of Columbia, G.O., Ser. B,
                        5.90%, 6/01/06, MBIA ........................................       6/04 at 102      8,961,150
                                                                                                           -----------
                     FLORIDA--12.1%
                     Florida St. Div. Bd. Fin. Dept. Gen. Svcs. Rev.
                        (Dept. Nat. Res. & Pres.),
   AAA       7,000      6.45%, 7/01/07, MBIA ........................................       7/01 at 101      7,580,510
   AAA       6,975      6.75%, 7/01/01+, AMBAC ......................................      No Opt. Call      7,690,774
   AAA       2,190   Florida St. Sunshine Skyway Rev., 6.60%, 7/01/07, MBIA .........       7/01 at 101      2,385,896
                     Greater Orlando Aviation Auth., Arpt. Facs.
                        Rev., Ser. B, FGIC,
   AAA       4,760      6.55%, 10/01/06 .............................................       9/04 at 102      5,320,823
   AAA       5,070      6.55%, 10/01/07 .............................................      10/02 at 102      5,667,347
   AAA       3,155   Gulf Breeze, Local Gov't., Ln. Pkg. Rev.,
                        7.70%, 12/01/15, FGIC .......................................      12/99 at 102      3,354,112
   AAA       2,650   Jacksonville Hlth. Facs. Auth. Rev., Mem. Med. Ctr., Ser. A,
                        6.625%, 5/01/01+, MBIA.......................................      No Opt. Call      2,906,149
   AAA       7,500   Jacksonville Hosp. Rev., Univ. Med. Ctr. Inc. Proj.,
                        6.50%, 2/01/07, CONNIE LEE ..................................       2/02 at 102      8,196,975
   AAA       2,000   No. Broward Hosp. Rev., 6.50%, 1/01/02+, MBIA ..................     No. Opt. Call      2,201,100
   AAA      10,645   Orange Cnty., Tourist Dev. Tax Rev., Ser. A,
                        6.375%, 10/01/06, AMBAC .....................................      10/02 at 102     11,795,512
   AAA       2,570   Tampa Auth. Rev., St. Joseph Hlth. Ctr.,
                        6.70%, 12/01/07, MBIA .......................................      12/01 at 102      2,838,694
   AAA       1,600   Tampa Util. Tax & Spec. Rev., 6.80%, 10/01/06, AMBAC ...........      10/01 at 102      1,766,192
                                                                                                           -----------
                                                                                                            61,704,084
                                                                                                           -----------

                       See Notes to Financial Statements.


---------------------------------------------------------------------------------------------------------------------
                                                                                              OPTION
           PRINCIPAL                                                                           CALL
 RATING*    AMOUNT                                                                           PROVISIONS++      VALUE
(UNAUDITED)  (000)                                 DESCRIPTION                                (UNAUDITED)    (NOTE 1)
---------------------------------------------------------------------------------------------------------------------
                     GEORGIA--0.4%
   AAA     $ 1,990   Burke Cnty. Dev. Auth. Poll. Ctrl. Rev., Oglethorpe
                        Pwr. Corp., Ser. B, 6.45%, 1/01/05, MBIA ....................       1/04 at 101    $ 2,210,074
                                                                                                           -----------
                     ILLINOIS--14.7%
   AAA       4,930   Alton Hlth. Facs. Rev., Rfdg. & Impt.,
                        Christian Hlth. Ctr., 7.00%, 2/15/01+, FGIC .................      No Opt. Call      5,429,902
                     Chicago Cent. Pub. Library, G.O., AMBAC,
   AAA       1,800      Ser. A, 6.75%, 1/01/07 ......................................       4/02 at 102      1,996,038
   AAA       1,600      Ser. C, 6.75%, 1/01/07 ......................................       4/02 at 102      1,774,256
   AAA       5,555   Cook Cnty., Ser. A, 6.40%, 11/15/02+, MBIA .....................      No Opt. Call      6,164,495
   AAA       1,775   Cook Cnty. Cmnty. Sch. Dist., G.O., Ser. A,
                        6.375%, 1/01/02+, FGIC ......................................      No Opt. Call      1,911,941
                     Illinois Hlth. Facs. Auth. Rev.,
   AAA       3,300      Elmhurst Mem. Hosp., 6.60%, 1/01/07, FGIC ...................       1/02 at 102      3,616,965
   AAA      14,585      Sisters Svcs., Inc., Ser. C, 6.625%, 6/01/06, MBIA ..........       6/02 at 102     16,148,658
                     Illinois Regl. Trans. Auth. Rev., Ser. A, FGIC,
   AAA       2,780      6.55%, 11/01/06 .............................................      11/01 at 102      3,060,724
   AAA       6,125      6.625%, 11/01/01+ ...........................................      No Opt. Call      6,759,611
   AAA       8,725   Illinois St., G.O., 6.40%, 12/15/07, AMBAC .....................      12/01 at 102      9,510,076
                     Illinois St. Sales Tax Rev., Ser. O,
   AAA       5,900      Zero Coupon, 6/15/07 ........................................      No Opt. Call      3,794,113
   AAA       5,635      Zero Coupon, 6/15/08 ........................................      No Opt. Call      3,426,925
   AAA       6,000      6.50%, 6/15/06 ..............................................       6/01 at 102      6,543,720
   AAA       2,000      6.60%, 6/15/08 ..............................................       6/01 at 102      2,187,600
   AAA       2,000   Will Cnty. Cmnty. Sch. Dist. Rev., 7.05%, 12/01/08, AMBAC ......      No Opt. Call      2,442,740
                                                                                                           -----------
                                                                                                            74,767,764
                                                                                                           -----------
                     INDIANA--2.7%
   AAA       9,000   Indiana Univ. Rev., Student Fee, Zero Coupon,
                        8/01/06, AMBAC ..............................................      No Opt. Call      6,088,950
   Aaa       2,270   Noblesville West Indpt. Sch. Bldg. Corp., G.O.,
                        7.00%, 7/01/07, MBIA ........................................       1/01 at 102      2,495,479
   AAA       5,000   Warsaw High Sch. Bldg. Corp., G.O., 6.90%, 7/01/05, MBIA .......       7/00 at 102      5,398,250
                                                                                                           -----------
                                                                                                            13,982,679
                                                                                                           -----------
                     KENTUCKY--3.1%
                     Danville Multi-City Lease Rev., Swr. & Drain Sys., MBIA,
   AAA       2,015      6.60%, 3/01/02+ .............................................      No Opt. Call      2,227,220
   AAA       2,160      6.65%, 3/01/02+ .............................................      No Opt. Call      2,391,574
   AAA       3,750   Kentucky Dev. Fin. Auth. Rev., Sisters of Charity,
                        6.60%, 11/01/06, MBIA .......................................      11/01 at 102      4,118,437
   AAA       6,410   Kentucky St. Ppty. & Bldgs. Auth. Rev., Proj. 53,
                        6.625%, 10/01/07, MBIA ......................................      10/01 at 102      7,060,871
                                                                                                           -----------
                                                                                                            15,798,102
                                                                                                           -----------
                     LOUISIANA--6.9%
                     Jefferson Sales Tax Dist. Rev., FGIC,
   AAA      21,000      Ser. A, 6.75%, 12/01/06 .....................................      12/02 at 100     23,264,220
   AAA       4,000      Ser. B, 6.75%, 12/01/06 .....................................      12/02 at 100      4,431,280
   AAA       3,500   Louisiana St., G.O., Ser. A, 6.50%, 5/01/07, AMBAC .............       5/02 at 102      3,861,480
   AAA       5,250   New Orleans, G.O., Ref., Zero Coupon, 9/01/06, AMBAC ...........      No Opt. Call      3,553,515
                                                                                                           -----------
                                                                                                            35,110,495
                                                                                                           -----------
                     MASSACHUSETTS--5.1%
   AAA       3,670   Mansfield, G.O., 6.65%, 1/15/02+, AMBAC ........................      No Opt. Call      4,061,809
                     Massachusetts Bay Trans. Auth. Rev., Gen. Tran. Sys.,
   AAA      20,015      Ser. A, MBIA, 6.625%, 3/01/02+ ..............................      No Opt. Call     21,877,396
                                                                                                           -----------
                                                                                                            25,939,205
                                                                                                           -----------

                       See Notes to Financial Statements.


---------------------------------------------------------------------------------------------------------------------
                                                                                              OPTION
           PRINCIPAL                                                                           CALL
 RATING*    AMOUNT                                                                           PROVISIONS++      VALUE
(UNAUDITED)  (000)                                 DESCRIPTION                                (UNAUDITED)    (NOTE 1)
---------------------------------------------------------------------------------------------------------------------
                     MICHIGAN--8.9%
                     Detroit Swr. Disp. Rev., FGIC,
   AAA     $ 1,655      6.60%, 7/01/01+ .............................................      No Opt. Call    $ 1,819,689
   AAA       1,765      6.65%, 7/01/01+ .............................................      No Opt. Call      1,943,477
   AAA       1,880      6.70%, 7/01/01+ .............................................      No Opt. Call      2,069,899
   AAA       3,750   Grand Rapids Wtr. Sply. Rev., 6.625%, 1/01/08, FGIC ............       1/01 at 102      4,067,812
                     Michigan Mun. Bond Auth.,
   AAA       5,000      G.O., Ser. D, Zero Coupon, 5/15/06, MBIA ....................      No Opt. Call      3,443,450
   AAA       1,840      Local Gov't. Loan Prog., 6.35%, 11/01/06, AMBAC .............     11/04  at 102      2,084,812
                     Michigan St. Bldg. Auth. Rev.,
   AAA      11,590      Ser. I, 6.75%, 10/01/07, MBIA ...............................      10/01 at 102     12,837,779
   AAA       3,850      Ser. II, 6.75%, 10/01/07, AMBAC .............................      10/01 at 102      4,264,491
   AAA      11,940   Michigan St. Hosp. Fin. Auth. Rev., Sparrow Oblig. Grp.,
                        6.60%, 11/15/07, MBIA .......................................      11/01 at 102     13,104,031
                                                                                                           -----------
                                                                                                            45,635,440
                                                                                                           -----------
                     NEVADA--5.3%
   AAA       6,210   Clark Cnty. Flood Ctrl., G.O., 6.40%, 11/01/06, AMBAC ..........      11/01 at 101      6,751,450
                     Clark Cnty. Sch. Dist., G.O., Ser. A, MBIA,
   AAA      11,000      6.70%, 3/01/06 ..............................................       3/01 at 101     11,913,330
   AAA       1,500      6.75%, 3/01/07 ..............................................       3/01 at 101      1,623,975
   AAA       2,835   Nye Cnty. Sch. Dist., G.O., BIG,
                        7.25%, 5/01/99+ .............................................      No Opt. Call      3,005,837
   AAA       3,250   Reno Hosp. Auth. Rev., St. Mary Regl. Med. Ctr.,
                        6.70%, 7/01/06, MBIA ........................................       7/01 at 102      3,566,030
                                                                                                           -----------
                                                                                                            26,860,622
                                                                                                           -----------
                     NEW HAMPSHIRE--0.5%
   AAA       2,310   New Hampshire High. Ed. Auth. Rev., Elliot Hosp.
                        of Manchester, 6.70%, 10/01/06, AMBAC .......................      10/02 at 102      2,533,631
                                                                                                           -----------
                     NEW JERSEY--15.9%
   AAA      10,500   Elizabeth, G.O., 6.60%, 8/01/06, MBIA ..........................       8/01 at 102     11,537,295
                     Howell Twp., Ref., G.O., FGIC,
   AAA       7,715      6.70%, 1/01/06 ..............................................       1/02 at 102      8,601,145
   AAA       2,925      6.75%, 1/01/07 ..............................................       1/02 at 102      3,259,415
                     New Jersey St. Hlth. Care Facs. Fin. Auth. Rev.,
                        Hackensack Med. Ctr., FGIC,
   AAA      12,755      6.65%, 7/01/06 ..............................................       7/01 at 102     13,992,235
   AAA       3,735      6.70%, 7/01/07 ..............................................       7/01 at 102      4,090,535
   AAA       1,765   New Jersey St. Hwy. Auth. Rev., Garden St. Pkwy.,
                        6.15%, 1/01/07, AMBAC .......................................       1/02 at 102      1,915,254
   AAA      30,000   New Jersey St. Tpk. Auth. Rev., Ser. C,
                        6.40%, 1/01/07, AMBAC .......................................     1/01 at 101.5     32,169,900
                     No. Jersey Dist. Wtr. Sply. Cmnty. Rev., MBIA,
   AAA       2,525      Wanaque No. Proj., Ser. B, 6.50%, 11/15/06 ..................      11/01 at 102      2,772,728
   AAA       1,065      Wanaque So. Proj., 6.50%, 7/01/06 ...........................       7/01 at 102      1,195,750
   AAA       1,250   Warren Cnty. Poll. Ctrl. Fin. Auth. Rev.,
                        6.55%, 12/01/06, MBIA .......................................      12/02 at 102      1,387,688
                                                                                                           -----------
                                                                                                            80,921,945
                                                                                                           -----------
                     NEW MEXICO--0.8%
   AAA       3,535   Gallup Poll. Ctrl. Rev., 6.50%, 8/15/07, MBIA ..................       8/02 at 102      3,901,085
                                                                                                           -----------
                     NEW YORK--14.1%
   AAA      11,100   New York City Mun. Wtr. Fin. Auth. Rev., Wtr. & Swr.
                        Sys., Ser. A  6.15%, 6/15/07, FGIC ..........................     6/02 at 101.5     11,989,554
                     New York City Mun. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.,
                        Ser. A, FGIC,
   AAA       1,090      6.75%, 6/15/01+ .............................................     No. Opt. Call      1,193,114
   AAA       1,070      6.75%, 6/15/06 ..............................................       6/01 at 101      1,159,741
   AAA       1,340      7.00%, 6/15/01+ .............................................     No. Opt. Call      1,477,430
   AAA       1,320      7.00%, 6/15/07 ..............................................       6/01 at 101      1,436,728


                       See Notes to Financial Statements.



---------------------------------------------------------------------------------------------------------------------
                                                                                              OPTION
           PRINCIPAL                                                                           CALL
 RATING*    AMOUNT                                                                           PROVISIONS++      VALUE
(UNAUDITED)  (000)                                 DESCRIPTION                                (UNAUDITED)    (NOTE 1)
---------------------------------------------------------------------------------------------------------------------
                     NEW YORK (CONT'D)
   AAA    $ 10,000   New York City, G.O., Ser. E, 6.125%, 8/01/06, MBIA....................No Opt. Call    $11,230,300
   AAA      13,000   New York St., Ser. A, 7.00%, 8/01/07...................................8/06 at 101.5   15,477,930
   AAA      10,000   New York St. Hsg. Fin. Agcy. Rev., Ref., Hsg. Proj.
                        Mtge., Ser. A, 5.50%, 11/01/06, FSA.................................5/06 at 102     10,673,100
   AAA       4,500   New York St. Environ. Facs. Corp., Poll. Ctrl. Rev.,
                        Ser. D, 6.40%, 5/15/06.............................................11/04 at 102      5,134,770
   AAA       5,250   New York St. Urb. Dev. Corp. Rev., Ref. Cor.
                        5.625%, 1/01/07, AMBAC..............................................1/03 at 102      5,608,155
   AAA       6,000   Triborough Brdg. & Tunl. Auth. Rev., Ser. B,
                        6.70%, 1/01/08, FGIC................................................1/01 at 102      6,529,860
                                                                                                           -----------
                                                                                                            71,910,682
                                                                                                           -----------
                     NORTH CAROLINA--1.3%
   AAA       6,000   North Carolina Eastern Mun. Pwr. Agcy. Sys. Rev., Ser. B,
                        6.00%, 1/01/06, CAPMAC.............................................No Opt. Call      6,607,560
                                                                                                           -----------
                     NORTH DAKOTA--0.4%
   AAA       2,035   Grand Forks Hlth. Care Facs. Rev., United Hosp. Oblig. Grp.,
                        6.50%, 12/01/06, MBIA..............................................12/01 at 102      2,224,011
                                                                                                           -----------
                     PENNSYLVANIA--10.2%
   AAA       6,200   Beaver Cnty. Hosp. Auth., 6.625%, 7/01/06, AMBAC.......................7/02 at 102      6,874,374
   AAA       1,500   Coatesville Sch. Dist., G.O., 6.60%, 3/01/01+, AMBAC..................No Opt. Call      1,611,000
   AAA      10,000   Harrisburg Auth. Lease Rev., 6.625%, 6/01/01+, FSA....................No Opt. Call     10,880,900
   AAA       7,450   Pennsylvania St., G.O., Ser. A, 6.50%, 11/01/01+, FGIC................No Opt. Call      8,157,452
   AAA       1,445   Pennsylvania St. Higher Ed. Rev., 6.75%, 7/01/01+, MBIA...............No Opt. Call      1,593,286
   AAA       4,500   Pennsylvania St. Tpk. Auth. Rev., Ser. O,
                        5.80%, 12/01/07, FGIC..............................................12/02 at 102      4,841,955
                     Philadelphia Mun. Auth., Justice Lease Rev.,
   AAA       1,550      Ser. A, 7.00%, 11/15/04, MBIA......................................11/01 at 102      1,722,934
   AAA       2,370      Ser. B, 7.10%, 11/15/01+, FGIC.....................................No Opt. Call      2,657,173
                     Pittsburgh & Allegheny Cntys. Rev., AMBAC,
   AAA       1,015      Ser. A, 6.50%, 7/15/06..............................................7/01 at 100      1,086,953
   AAA         900      Ser. B, 6.50%, 7/15/06...................................           7/01 at 100        963,801
   AAA       3,000   Schuylkill Cnty. Redev. Auth. Common Lease Rev., Ser. A,
                        7.00%, 6/01/07, FGIC................................................6/02 at 101      3,304,590
   AAA       7,800   Westmoreland Cnty., G.O., AMBAC,
                        6.70%, 8/01/01+....................................................No Opt. Call      8,453,250
                                                                                                           -----------
                                                                                                            52,147,668
                                                                                                           -----------
                     RHODE ISLAND--2.4%
   AAA      11,220   Conv. Ctr. Auth. Rev., Ser. A, 6.60%, 5/15/01+, MBIA..................No Opt. Call     12,286,685
                                                                                                           -----------
                     SOUTH CAROLINA--2.0%
   AAA       4,390   Piedmont Mun. Pwr. Agy. Elec. Rev., 6.85%, 1/01/07, FGIC...............1/01 at 102      4,802,484
   AAA       5,100   Rock Hill Util. Sys. Rev., 6.50%, 1/01/07, FGIC........................1/01 at 102      5,514,528
                                                                                                           -----------
                                                                                                            10,317,012
                                                                                                           -----------
                     TENNESSEE--0.5%
   AAA       2,350   Met. Nashville, Arpt. Rev., Ser. C, 6.625%, 7/01/07, FGIC              7/01 at 102      2,570,430
                                                                                                           -----------
                     TEXAS--15.2%
   AAA       2,000   Austin Util. Sys. Rev., 6.875%, 5/15/01+, AMBAC.......................No Opt. Call      2,207,240
   AAA       8,500   Cypress-Fairbanks Indpt. Sch. Dist., G.O., Zero Coupon,
                        8/01/06, AMBAC.....................................................No Opt. Call      5,794,280

   AAA       5,800   El Paso Cnty. Tax Ref., G.O., Ser. B, 6.40%, 2/15/07, MBIA.............2/02 at 100      6,242,076
   AAA       3,375   Ft. Bend Cnty., Tax. Perm. Imprvt., G.O., FGIC,
                        6.60%, 9/01/02+....................................................No Opt. Call      3,706,391
                     Harris Cnty. Rev., Toll Rd. Sr. Lien, Ser. A, FGIC,
   AAA      13,555      6.50%, 8/15/02+....................................................No Opt. Call     15,041,713
   AAA       1,955      6.50%, 8/15/06                                                      8/02 at 102      2,165,260
   AAA         590      6.50%, 8/15/07                                                      8/02 at 102        652,145


                       See Notes to Financial Statements.



---------------------------------------------------------------------------------------------------------------------
                                                                                              OPTION
           PRINCIPAL                                                                           CALL
 RATING*    AMOUNT                                                                           PROVISIONS++      VALUE
(UNAUDITED)  (000)                                 DESCRIPTION                                (UNAUDITED)    (NOTE 1)
---------------------------------------------------------------------------------------------------------------------
                     TEXAS (CONT'D)
                     Houston Wtr.& Swr. Sys. Rev., Ser. B
   AAA     $13,225      6.75%, 12/01/08+, FGIC ......................................      12/01 at 102    $14,621,163
   AAA       1,775      6.75%, 12/01/01+, FGIC ......................................      No Opt. Call      1,969,859
   AAA       1,900   No. Central Texas Hlth. Fac. Dev. Corp. Rev., Children's
                        Med. Ctr. of
                        Dallas, 6.375%, 10/01/06, MBIA ..............................      10/01 at 102      2,059,429
   AAA       1,550   No. Texas Wtr. Dist., 6.40%, 6/01/07, MBIA .....................       6/03 at 100      1,698,723
   AAA       3,000   Round Rock Indpt. Sch. Dist., G.O., 6.75%, 8/15/01+, MBIA ......      No Opt. Call      3,258,720
   AAA      15,000   Texas Mun. Pwr. Agy. Rev., Ref., Zero Coupon, 9/01/06, AMBAC ...      No Opt. Call     10,152,900
   AAA       3,745   Texas St. Bldg. Fin. Auth. Rev., 7.00%, 2/01/01+, MBIA .........      No Opt. Call      4,055,086
   AAA       3,395   Tyler Cnty. Hlth. Facs. Dev. Corp. Rev., Mother Francis Hosp.,
                        6.50%, 7/01/06, FGIC ........................................       7/02 at 102      3,747,129
                                                                                                         -------------
                                                                                                            77,372,114
                                                                                                         -------------
                     WASHINGTON--4.2%
   AAA       1,250   Snohomish Cnty. Pub. Util. Dist., Elec. Rev.,
                        6.55%, 1/01/07, FGIC ........................................       1/02 at 102      1,434,125
                     Snohomish Cnty. Sch. Dist., G.O., MBIA,
   AAA       3,835      6.70%, 12/01/06 .............................................      12/01 at 100      4,185,250
   AAA       4,145      6.75%, 12/01/07 .............................................      12/01 at 100      4,521,615
                     Washington St. Pub. Pwr. Sply. Sys. Rev., Nuclear Proj.
                        #2, Ser. A,
   AAA      12,875      Zero Coupon, 7/01/06, MBIA ..................................      No Opt. Call      8,743,670
   AAA       2,265      6.50%, 7/01/05, FGIC ........................................       7/01 at 102      2,475,351
                                                                                                         -------------
                                                                                                            21,360,011
                                                                                                         -------------
                     WISCONSIN--0.6%
   AAA       2,850   Wisconsin Hlth. & Ed. Fac. Auth., Columbia Hosp. Rev.,
                        6.50%, 11/15/06, MBIA .......................................      11/01 at 102      3,128,530
                                                                                                         -------------
                     Total Long-Term Investments--142.0% (cost $656,441,738) ........                      723,639,997
                     SHORT-TERM INVESTMENT**--0.1%
  VMIG1        300   Uinta County Wyoming Pollution Control, Revenue,
                        5.00%, 1/02/98, FRDD ........................................                          300,000
                                                                                                         -------------
                     (cost $300,000)
                     TOTAL INVESTMENTS--142.1% (COST $656,741,738) ..................                      723,939,997
                     Other assets in excess of liabilities--2.1% ....................                       10,672,655
                     Liquidation value of preferred stock--(44.2%) ..................                     (225,000,000)
                                                                                                         -------------
                     NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% .............                    $ 509,612,652
                                                                                                         =============
--------------------
   + This bond is prerefunded. See glossary for definition.
  ++ Option call provisions: date (month/year) and prices of the earliest option call or redemption. There may be other call provisions at varying prices at later dates.
   * Rating: Using the higher of Standard &Poor's, Moody's or Fitch's rating.
  ** For  purposes of  amortized  cost  valuation,  the  maturity  date of these instruments  is  considered  to be the  later of the next date on which the security  can be  redeemed  at par or the next  date on  which  the rate of interest is adjusted.



================================================================================
                              KEY TO ABBREVIATIONS
             AMBAC     -- American Municipal Bond Assurance Corporation
             BIG       -- Bond Investors Guaranty Insurance Company
             CAPMAC    -- Capital Markets Assurance Corporation
             C.O.P.    -- Certificate of Participation
             CONNIE LEE-- College Construction Loan Insurance Association
             FGIC      -- Financial Guaranty Insurance Company
             FRDD      -- Floating Rate DailyDemand
             FSA       -- Financial Security Assurance
             G.O.      -- General Obligation Bond
             MBIA      -- Municipal Bond Insurance Association
================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $656,741,738)
  (Note 1) .....................................................    $723,939,997
Cash ...........................................................          72,666
Interest receivable ............................................      11,507,293
                                                                    ------------
 ...............................................................     735,519,956
                                                                    ------------
LIABILITIES
Advisory fee payable (Note 2) ..................................         218,373
Dividends payable--preferred stock .............................         149,462
Administration fee payable (Note 2) ............................          43,675
Other accrued expenses .........................................         495,794
                                                                    ------------
 ...............................................................         907,304
                                                                    ------------
NET INVESTMENT ASSETS ..........................................    $734,612,652
                                                                    ============
Net investment assets were comprised of:
  Common stock:
    Par value (Note 4) .........................................     $   454,106
    Paid-in capital in excess of par ...........................     421,119,385
  Preferred stock (Note 4) .....................................     225,000,000
                                                                    ------------
 ...............................................................     646,573,491
  Undistributed net investment income ..........................      20,837,858
  Accumulated net realized gain ................................           3,044
  Net unrealized appreciation ..................................      67,198,259
                                                                    ------------
  Net investment assets, December 31, 1997 .....................    $734,612,652
                                                                    ============
  Net assets applicable to common
    shareholders ...............................................    $509,612,652
                                                                    ============
Net asset value per common share:
  ($509,612,652 / 45,410,639 shares of
  common stock issued and outstanding) .........................          $11.22
                                                                          ======

--------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

NET INVESTMENT INCOME

Income
  Interest and discount earned .................................     $42,907,408
                                                                     -----------

Expenses
  Investment advisory ..........................................       2,530,464
  Auction agent ................................................         559,400
  Administration ...............................................         506,093
  Reports to shareholders ......................................         145,000
  Custodian ....................................................         120,000
  Directors ....................................................          81,000
  Audit ........................................................          32,000
  Transfer agent ...............................................          35,000
  Legal ........................................................          10,000
  Miscellaneous ................................................         377,483
                                                                     -----------
    Total expenses .............................................       4,396,440
                                                                     -----------
Net investment income ..........................................      38,510,968
                                                                     -----------




REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTE 3)
  Net realized gain on investments .............................         181,766
  Net change in unrealized appreciation
    on investments .............................................       9,243,056
                                                                     -----------
  Net gain on investments ......................................       9,424,822
                                                                     -----------



NET INCREASE IN NET INVESTMENT ASSETS
  RESULTING FROM OPERATIONS ....................................     $47,935,790
                                                                     ===========


                      See Notes to Financial Statements.



---------------------------------------------------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS
---------------------------------------------------------------------------------------------------------------------------
                                                                                         YEAR ENDED DECEMBER 31,
                                                                                        -------------------------
                                                                                        1997                1996
                                                                                       ----                  ----
INCREASE (DECREASE) IN NET INVESTMENT ASSETS
Operations:

  Net investment income .......................................................    $ 38,510,968         $ 38,330,127
  Net realized gain on investments ............................................         181,766              138,402
  Net change in unrealized appreciation (depreciation) on investments .........       9,243,056          (11,034,435)
                                                                                    -----------          -----------
    Net increase in net investment assets resulting from operations ..........       47,935,790           27,434,094
                                                                                   ------------          -----------
Dividends and distributions:

  To preferred shareholders from net investment income .......................       (8,041,758)          (7,850,109)
  To preferred shareholders from capital gains ...............................          (40,128)             (30,359)
  To common shareholders from net investment income ..........................      (27,785,620)         (27,819,265)
  To common shareholders from capital gains ..................................         (141,638)            (108,032)
                                                                                   ------------          -----------
    Total dividends and distributions ........................................      (36,009,144)         (35,807,765)
                                                                                    ------------         -----------
      Total increase (decrease) ..............................................       11,926,646           (8,373,671)
                                                                                    ------------         -----------
NET INVESTMENT ASSETS

Beginning of year ............................................................      722,686,006          731,059,677
                                                                                   ------------         ------------
End of year ..................................................................     $734,612,652         $722,686,006
                                                                                   ============         ============

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                  ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                    1997             1996            1995          1994        1993
                                                  --------         -------         -------       -------     ------
Net asset value, beginning of year .............  $  10.96         $ 11.14        $   9.98       $ 11.30      $ 10.04
                                                   -------         -------        --------       -------      -------
  Net investment income ........................       .85             .84             .87          .83           .82
  Net realized and unrealized gain (loss) on
    investments ................................       .20            (.24)           1.14         (1.39)        1.17
                                                   -------         -------        --------       -------      -------
Net increase (decrease) from investment
 operations ....................................      1.05             .60            2.01          (.56)        1.99
                                                   -------         -------        --------       -------      -------
Dividends and distributions:
  Dividends from net investment income to:
    Preferred shareholders .....................      (.18)           (.17)           (.19)         (.14)        (.12)
    Common shareholders ........................      (.61)           (.61)           (.62)         (.62)        (.61)
  Distributions from capital gains to:
    Preferred shareholders .....................         *               *            (.01)         --            --
    Common shareholders ........................         *               *            (.03)         --            --
                                                   -------         -------        --------       -------      -------
    Total dividends and distributions ..........      (.79)           (.78)           (.85)         (.76)        (.73)
                                                   -------         -------        --------       -------      -------
Net asset value, end of year** .................   $ 11.22         $ 10.96        $  11.14      $   9.98      $ 11.30
                                                   =======         =======        ========      ========      =======
Market value, end of year** ....................   $ 11.00         $ 10.25        $ 10.125      $  8.875      $10.375
                                                   =======         =======        ========      ========      =======
TOTAL INVESTMENT RETURN+: ......................    13.69%           7.43%          21.67%        (8.89%)      10.01%

RATIOS TO AVERAGE NET ASSETS
  OF COMMON SHAREHOLDERS++:
Expenses .......................................      .88%            .91%            .90%          .94%         .87%
Net investment income before preferred stock
 dividends .....................................     7.70%           7.75%           8.06%         7.91%        7.61%
Preferred stock dividends ......................     1.61%           1.59%           1.83%         1.38%        1.11%
Net investment income available to common
 stockholders ..................................     6.09%           6.16%           6.23%         6.53%        6.50%

SUPPLEMENTAL DATA:
Average net assets of common shareholders

  (in thousands) ...............................  $500,227        $494,667        $487,923      $475,529     $492,138
Portfolio turnover rate ........................        8%              5%              9%           21%           1%
Net assets of common shareholders, end of year
  (in thousands) ...............................  $509,613        $497,686        $506,060      $453,407     $513,339
Asset coverage per share of preferred stock,
  end of year# .................................  $ 81,640        $ 80,298        $ 81,243      $150,783     $164,075
Preferred stock outstanding (in thousands) .....  $225,000        $225,000        $225,000      $225,000     $225,000


---------------
   * Actual amount paid for the year ended December 31, 1997 to preferred shareholders was $0.0008 and to common shareholders was $0.0031 and for the year ended December 31, 1996 to preferred shareholders was $.0007 and to common shareholders was $.0024.

  ** Net asset value and market value are published in THE WALL STREET JOURNAL each Monday. # A stock split occured on July 24, 1995 (Note 4).

   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends are assumed, for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions.

  ++ Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares, and preferred stock dividends, relative to the average net assets of common shareholders. The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common stock.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTE 1. ACCOUNTING           The BlackRock Municipal Target Term Trust Inc. (the
POLICIES                     "Trust"), a Maryland  corporation  is a diversified
                             closed-end   management   investment   company. The
Trust's investment objective is to manage a diversified portfolio of investment grade securities that will return $10 per share to investors on or about December 31, 2006 whilet providing current income exempt from regular federal income tax. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific state, industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium and accretes original issue discount on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no federal income tax provision is required

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends to common shareholders monthly from net investment income. Net capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS           The Trust has an Investment Advisory Agreement with
BlackRock Financial Management, Inc. (the "Adviser") a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management business and an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), an indirect, wholly owned subsidiary of The Prudential Insurance Company of America.

   The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.07% of the Trust's average weekly net investment assets.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO            Purchases and sales of investment securities, other
SECURITIES                   than short-term  investments  for  the  year  ended
December 31, 1997 aggregated $54,365,891 and $54,452,812, respectively.

   The federal income tax basis of the Trust's investments at December 31, 1997 was substantially the same as for financial reporting purposes and, accordingly, net and gross unrealized appreciation for federal income tax purposes was $67,198,259.

NOTE 4. CAPITAL             There are 200 million shares f $.01 par value common
stock authorized. Of the 45,410,639 common shares outstanding at December 31, 1997,the Adviser owned 10,639 shares. As of December 31, 1997, there were 9,000 preferred shares outstanding as follows: Series W7-3,000, Series F7-3,000 and Series W28-3,000.

   The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On November 21, 1991 the Trust reclassified 4,500 shares of common stock and issued 3 series of Auction Market Preferred Stock ("Preferred Stock") as follows: Series W7--1,500 shares, Series F7--1,500 shares and Series W28--1,500 shares. The Preferred Stock had a liquidation value of $50,000 per share plus any accumulated but unpaid dividends. On May 16, 1995 shareholders approved a proposal to split each share of preferred stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000 plus any accumulated but unpaid dividends. The stock split occurred on July 24, 1995.

   Dividends on Series W7 and Series F7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series W28 are also cumulative at a rate which is reset every 28 days based on the results of an auction. Dividend rates ranged from 2.50% to 6.45% during the year ended December 31, 1997.

   The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

   The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

   The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the Preferred shares and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS             Subsequent  to  December  31, 1997, the  Board  of
Directors of the Trust declared dividends from undistributed earnings of $0.05125 per common share payable January 31, 1998 to shareholders of record on January 15, 1998.

   For  the  period   January  1,  1998  to  January  31,  1998   dividends  and
distributions declared on preferred shares totalled $475,213 in aggregate for the three outstanding preferred share series.

--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and
Board of Directors of
The BlackRock Municipal Target Term Trust Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The BlackRock Municipal Target Term Trust Inc. as of December 31, 1997 and the related statements of operations for the year then ended, and of changes in net investment assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by Management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Municipal Target Term Trust Inc. as of December 31, 1997, the results of its operations, the changes in its net investment assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

Deloitte &Touche LLP
/s/Deloitte & Touche LLP
------------------------
New York, New York
February 13, 1998


---------------------------------------------------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                                 TAX INFORMATION
---------------------------------------------------------------------------------------------------------------------------

      We are required by the Internal Revenue Code to advise you within 60 days of the Trust's fiscal year end as to the federally exempt interest dividends received by you during such fiscal year. Accordingly, we are advising you that during the year ended December 31, 1997 the Trust paid a total of $0.611881 in dividends per common share that were federally tax-exempt interest dividends.

      Additionally, the following summarizes the special taxable distributions declared by the Trust during the fiscal year:

                                                                                         SHORT-TERM       LONG-TERM
                                                        RECORD          PAYABLE          CAPITAL GAINS    CAPITALGAINS
                                                        DATE            DATE             PER SHARE*       PER SHARE**
                                                        ------          -------          -----------      -----------
Common Stock                                            12/15/97        12/31/97         $0.001747        $0.001372
Preferred Stock:
      Series W-7                                        12/02/97        12/03/97         $2.489162        $1.955113
      Series F-7                                        12/04/97        12/05/97         $2.440683        $1.917035
      Series W-28                                       12/23/97        12/24/97         $2.561851        $2.012207

 *Short-term capital gains are taxable as ordinary income.

**Long-term capital gains taxable at the 20% rate.

For purposes of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.

--------------------------------------------------------------------------------
                            DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange for the participants' accounts. The Trust will not issue shares under the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust.However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

      Experience  under  the Plan  may  indicate  that  changes  are  desirable.
Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                              ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

--------------------------------------------------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                                    GLOSSARY
---------------------------------------------------------------------------------------------------------------------------
CLOSED-END FUND:                              Investment  vehicle  which  initially  offers a fixed  number of  shares  and trades on a stock exchange.  The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:                                     When a fund's  net asset  value is greater  than its stock  price the fund is said to be trading at a discount.

DIVIDEND:                                     Income   generated  by  securities  in  a  portfolio   and   distributed   to
                                              shareholders  after the deduction of expenses.  This Trust  declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:                        Shareholders  may have all  dividends  and  distributions  of  capital  gains automatically reinvested into additional shares of the Trust.

MARKET PRICE:                                 Price  per  share  of a  security  trading  in the  secondary  market.  For a closed-end  fund,  this is the price at which one share of the fund trades on the  stock  exchange.  If you were to buy or sell  shares,  you  would pay or receive the market price.

NET ASSET VALUE (NAV):                        Net asset value is the total market value of all  securities and other assets held  by the  Trust,  plus  income  accrued  on its  investments,  minus  any liabilities  including  accrued  expenses,  divided  by the  total  number of outstanding  shares.  It is the underlying value of a single share on a given day.  Net asset value for the Trust is  calculated  weekly and  published  in
                                              Barron's on Saturday  and THE NEW YORK TIMES or THE WALL STREET  JOURNAL each
                                              Monday.

PREMIUM:                                      When a fund's stock price is greater  than its net asset  value,  the fund is said to be trading at a premium.

PRE-REFUNDED BONDS:                           These securities are collateralized by U.S.  Government  securities which are held in escrow and are used to pay  principal  and interest on the tax exempt issue  and  retire  the bond in full at the date  indicated,  typically  at a premium to par.

---------------------------------------------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                           SUMMARY OF CLOSED-END FUNDS
---------------------------------------------------------------------------------------------------------------------





TAXABLE TRUSTS
---------------------------------------------------------------------------------------------------------------------


                                                                                        STOCK                MATURITY
PERPETUAL TRUSTS                                                                        SYMBOL                 DATE
                                                                                        ------                ------
The BlackRock Income Trust Inc.                                                          BKT                    N/A
The BlackRock North American Government Income Trust Inc.                                BNA                    N/A

TERM TRUSTS
The BlackRock 1998 Term Trust Inc.                                                       BBT                   12/98
The BlackRock 1999 Term Trust Inc.                                                       BNN                   12/99
The BlackRock Target Term Trust Inc.                                                     BTT                   12/00
The BlackRock 2001 Term Trust Inc.                                                       BLK                   06/01
The BlackRock Strategic Term Trust Inc.                                                  BGT                   12/02
The BlackRock Investment Quality Term Trust Inc.                                         BQT                   12/04
The BlackRock Advantage Term Trust Inc.                                                  BAT                   12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.                                BCT                   12/09





TAX-EXEMPT TRUSTS

--------------------------------------------------------------------------------------------------------------------


                                                                                        STOCK                MATURITY
PERPETUAL TRUSTS                                                                        SYMBOL                 DATE
                                                                                        ------                ------
The BlackRock Investment Quality Municipal Trust Inc.                                    BKN                   N/A
The BlackRock California Investment Quality Municipal Trust Inc.                         RAA                   N/A
The BlackRock Florida Investment Quality Municipal Trust Inc.                            RFA                   N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.                         RNJ                   N/A
The BlackRock New York Investment Quality Municipal Trust Inc.                           RNY                   N/A


TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                                           BMN                  12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                                     BRM                  12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.                          BFC                  12/08
The BlackRock Florida Insured Municipal 2008 Term Trust Inc.                             BRF                  12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.                            BLN                  12/08
The BlackRock Insured Municipal Term Trust Inc.                                          BMT                  12/10



                      IF YOU WOULD LIKE FURTHER INFORMATION
                 PLEASE CALL BLACKROCK AT (800) 227-7BFM (7236)
                     OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                       BLACKROCK FINANCIAL MANAGMENT, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

      BlackRock Financial Management Inc. (BlackRock) is a registered investment adviser which specializes in managing high quality fixed income securities, both taxable and tax exempt. BlackRock currently manages approximately $50 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds traded either on the New York Stock Exchange or the American Stock Exchange, several open-end funds and over 125 institutional clients in the United States and overseas.

      BlackRock was formed in April 1988 by fixed income professionals who sought to create an asset management firm specializing in managing fixed income securities for individuals and institutional investors. The professionals at BlackRock have extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, individuals at BlackRock are responsible for many of the major innovations in the mortgage-backed and asset-backed securities market, including the creation of the CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

      BlackRock is unique among asset management and advisory firms in the significant emphasis it places on the development of propriety analytical capabilities. A quarter of the professionals at BlackRock work full-time in the design, maintenance and use of such systems which are otherwise not generally available to investors. BlackRock's propriety analytical tools are used for evaluating, investing in and designing investment strategies and portfolio of fixed income securities, including mortgage securities, corporate debt securities or tax-exempt securities and a variety of hedging instruments.

      BlackRock has developed investment products which respond to investors' needs and has been responsible for several major innovations in closed-end funds. BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAAf rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. BlackRock's closed-end funds currently have dividend reinvestment plans which are designed to provide an ongoing source of demand for the stock in the secondary market. BlackRock manages a ladder of alternative investment vehicles, with each fund having specific investment objectives and policies.

      In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions you may have about your BlackRock funds and thank you for the continued trust you place in our abilities.

==================
[BlackRock]
==================
DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein
OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT

Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin Klingert, VICE PRESIDENT/TAX
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY
INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue

New York, NY 10154

(800) 227-7BFM

ADMINISTRATOR

Prudential Investments Fund Management LLC
Gateway Center 3
100 Mulberry Street

Newark, NJ07102-4077

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company
One Heritage Drive
North  Quincy,  MA 02171
(800)  699-1BFM

AUCTION  AGENT
Bankers Trust Company
4 Albany Street
New York, NY 10006

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

                   This report is for shareholder information.
                This is not a prospectus intended for use in the
                       purchase or sale of any securities.

                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                 c/o Prudential Investments Fund Management LLC
                                Gateway Center 3
                               100 Mulberry Street
                              Newark, NJ07102-4077

                                                                     092476-10-5
                                                                     092476-20-4
                                                                     092476-30-3
[Logo]  Printed on recycled paper                                    092476-40-2

==================
The [BlackRock]
==================
Municipal Target
Term Trust Inc.
==================
Annual Report
December 31, 1997


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